EXHIBIT 23

                                CONSENT OF EXPERT


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                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in Registration Statement No. 33-80171 of First Midwest Financial, Inc. on Form S-8 and in Registration Statement No. 333-9871 of First Midwest Financial, Inc. on Form S-3 of our report dated October 22, 1998, contained in Exhibit 13 to First Midwest Financial, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 1998.



                                               /s/ Crowe, Chizek and Company LLP
                                               ---------------------------------
                                                   Crowe, Chizek and Company LLP


South Bend, Indiana
December 28, 1998